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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2004


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


    STATE OF DELAWARE                1-4018                   53-0257888
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)


     280 Park Avenue, New York, NY                           10017
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 922-1640


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Item 12. Results of Operation and Financial Condition.

      On January 26, 2004, Dover Corporation issued a press release announcing its 2003 fourth quarter and full year operating results. A copy of the press release is attached as Exhibit 99.1.

      The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DOVER CORPORATION
                                                      (Registrant)


Date: January 27, 2004                    By: /s/ Joseph W. Schmidt
                                              ----------------------------------
                                          Joseph W. Schmidt, Vice President,
                                          General Counsel & Secretary


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                                  EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
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
99.1              Press Release dated January 26, 2004, announcing the Company's consolidated financial results for the fourth quarter and full year ended December 31, 2003.
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